UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

AMENDMENT NO. 1

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2009
Date of Report (Date of earliest event reported):

UNITED RESTAURANT MANAGEMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53405	74-2958195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Grant Street Suite 2307 Pittsburgh, PA 15219
(Address of principal executive offices)

Registrant’s telephone number, including area code: 412-258-2260

374 East 400 South, Suite #3

Springville, UT 84663

(former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, PRINCIPALLY IN THE SECTIONS ENTITLED “DESCRIPTION OF BUSINESS,” “RISK FACTORS,” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING STATEMENTS REGARDING FUTURE EVENTS, OUR FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. WE HAVE ATTEMPTED TO IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY INCLUDING “ANTICIPATES,” “BELIEVES,” “CAN,” “CONTINUE,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” “PREDICTS,” “SHOULD” OR “WILL” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE DO NOT MAKE FORWARD-LOOKING STATEMENTS UNLESS WE BELIEVE WE HAVE A REASONABLE BASIS FOR DOING SO, WE CANNOT GUARANTEE THEIR ACCURACY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING THE RISKS OUTLINED UNDER “RISK FACTORS” OR ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K, WHICH MAY CAUSE OUR OR OUR INDUSTRY’S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. MOREOVER, WE OPERATE IN A VERY COMPETITIVE AND RAPIDLY CHANGING ENVIRONMENT. NEW RISKS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR US TO PREDICT ALL RISK FACTORS, NOR CAN WE ADDRESS THE IMPACT OF ALL FACTORS ON OUR BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

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ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SHARE EXCHANGE

The Share Exchange

As reported on a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 19, 2009, on June 19, 2009 UNITED RESTAURANT MANAGEMENT, Inc. (the “Registrant”), a Delaware corporation, entered into an Agreement (the “Agreement”) with World Logistics Services. Inc. (“World Logistics”), a corporation incorporated under the laws of the state of Delaware. Pursuant to the terms of the Agreement, World Logistics agreed to transfer all of the issued and outstanding shares of common stock in Federal Logistics, Inc. and Optimized Transportation Software, Inc. to the Registrant in exchange for the issuance of an aggregate of 5,500,000 shares of the Registrant’s common stock and 700,000 shares of Series A Convertible Preferred Stock (“Series A Preferred Stock”) and 500,000 shares of Series B Preferred Stock (“Series B Preferred Stock”) to Kevin P. Brennan, thereby causing Federal Logistics, Inc. (FL) and Optimized Transportation Software, Inc. (OTSI) to become wholly-owned subsidiaries of the Registrant (the “Share Exchange”).

Upon the closing of the Share Exchange on June 30, 2009, World Logistics delivered all of its equity in Federal Logistics, Inc. and Optimized Transportation Software, Inc. to the Registrant in exchange for 5,500,000 shares of common stock of the Registrant. The Registrant also issued the preferred shares of the registrant to Mr. Brennan for $125,000, of which $25,000 was paid in cash and $100,000 was evidenced by a non-recourse promissory note secured by the preferred shares. The Share Exchange resulted in Federal Logistics, Inc. and Optimized Transportation Software, Inc., becoming wholly-owned subsidiaries of the Registrant.

Prior to the Share Exchange, the Registrant had a total of 6,165,073 shares issued and outstanding, of which 3,665,073 were cancelled at closing. Following closing of the Share Exchange, the Registrant now has a total of 8,000,000 shares of common stock issued and outstanding, of which 5,500,000 or approximately 69% are owned by the World Logistics. In addition, Kevin Brennan was issued 700,000 shares of Series A Preferred Stock and 500,000 shares of Series B Preferred Stock.

The shares of the Registrant’s common stock issued in connection with the Share Exchange were not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). No underwriter, broker, dealer or finder participated in any of the transactions described above. Each of the purchasers had access to information concerning us, our financial conditions, assets, management and proposed activities.

Prior to the announcement by the Registrant relating to the entry into the Share Exchange, there were no material relationships between the Company or World Logistics, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

Changes Resulting from the Share Exchange

At this time, the Registrant intends to carry on the business of FL & OTSI as its sole line of business. FL is engaged in the business of global supply chain management. The Company currently operates a domestic logistics business. The Company is a non-asset based logistics company providing domestic logistics management services through a network of agent offices across North America. FL has a diversified account base, including manufacturers, distributors and retailers using a network of independent carriers throughout North America

OTSI has been the leading provider of Transportation Management System software for the last 30 years. The Company has developed the industry’s leading software, Optivity Suite, in use by hundreds of companies across North America. The technology is sound, proven, feature rich and solid.

The Optivity Suite is now an application accessed over the internet, eliminating the need to buy expensive hardware and software to run the Transportation Management Software applications in house, also reducing the need for extra IT personnel. All access to the application is via the internet, accessing our servers hosted in world class data centers located around the globe providing 24x7x365 availability. All data is backed up nightly in a hardened archive for easy access in case of emergency.

OTSI is driving to become the complete Supply Chain Management provider as well as the leader in Supply Chain Execution in the industry for the small to medium sized manufacturers, retailers, and distributors. The Company intends to become our customer’s trusted partner for all their supply chain management needs from sourcing, intermodal, warehousing and sub-assembly, local and long distance delivery, freight tracking, and all back office operations. OTSI will be the one stop shop in managing all of our customer supply chain needs. Our support staff is here to ensure that our customer’s inventory and / or products make it to its destination on time and under budget.

The technology has been available for over thirty years, and we are committed to continue keeping the Optivity Suite leading the way in Supply Chain Execution for many years to come.

Changes to the Board of Directors and Officers

Pursuant to the terms of the Agreement, upon closing of the Share Exchange, Steven L. White resigned as the director, Chief Executive Officer and Chief Financial Officer of the Registrant and Kevin P. Brennan, was appointed as a director, Chief Executive Officer and Chief Financial Officer and Mr. Larry M. Berry was appointed as a director, and Chief Operating Officer of the Registrant. All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board of directors.

Accounting Treatment; Change of Control

The Share Exchange is being accounted for as a stock purchase of Florida Logistics, Inc. and Optimized Transportation Software, Inc. The assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of the Registrant. After the completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of the Registrant, FL & OTSI, the historical operations of FL & OTSI and the operations of the Registrant from the closing date of the Share Exchange. No arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Registrant’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of the Registrant’s common stock pursuant to the Share Exchange, a change in control of the Registrant occurred on the date of consummation of the Share Exchange.

DESCRIPTION OF THE COMPANY

Company Overview

The Registrant does not directly carry on any business operations. As a result of the Share Exchange, all of the Registrant’s business operations are now conducted through its wholly-owned subsidiaries FL & OTSI. FL & OTSI are located at 707 Grant Street, Pittsburgh, PA 15219. FL & OTSI are engaged in the supply chain logistics business.

The Registrant’s new contact information is as follows:

The Gulf Tower

Suite 2307

707 Grant Street

Pittsburgh, PA 15219

Current Corporate and Business Structure

The original business of the Company was commenced in 1996 through a Texas Corporation. Our Company was thereafter incorporated in the State of Delaware on September 20, 1999, as International Test Systems, Inc. With the organization of the Delaware Corporation, we acquired all of the assets and certain liabilities of the Texas Corporation and exchanged shares of our Company for all of the outstanding shares of the Texas Corporation which was thereafter dissolved. We ceased principal operations by December 31, 2003. In September 2007, the Company filed a Certificate of Amendment to its Certificate of Incorporation to affect a name change to United Restaurant Management, Inc. in connection with a proposed transaction which was abandoned. The Company has no subsidiaries. Prior to the completion of the Share Exchange discussed above, the Registrant had not yet earned any revenue from its business operations.

As a result of the Share Exchange described in this Item 2.01, Federal Logistics, Inc. and Optimized Transportation Software, Inc. became wholly-owned subsidiaries of the Registrant. Federal Logistics, Inc. was incorporated on January 29, 2008 under the laws of the state of Florida. Optimized Transportation Software, Inc. was incorporated on September 25, 2007 under the laws of state of Florida.

DESCRIPTION OF OUR BUSINESS

As used in this Current Report on Form 8-K, all references hereinafter to the “Registrant,” the “Company,” “we,” “our” and “us” for periods prior to the closing of the Share Exchange refer to UNITED RESTAURANT MANAGEMENT, Inc. , and for periods subsequent to the closing of the Share Exchange refer UNITED RESTAURANT MANAGEMENT, Inc., FL & OTSI.

The Company’s corporate business plan subsequent to the Share Exchange is to build a full service supply chain logistics company by developing a management system for midsized manufacturers and distributors, and providing the necessary transportation services to complement the system thereby meeting 100% of our customer’s logistical needs. We plan on achieving these goals through organic growth, and acquisition of historically profitable businesses, that fill the various niches of the supply chain.

Our wholly owned subsidiary, Federal Logistics, Inc. is as a non-asset based provider of third-party logistics services, as such we limit our investment in equipment, facilities and working capital through contracts and preferred provider arrangements with various transportation providers who generally provide us with favorable rates, minimum service levels, capacity assurances and priority handling status. Our non-asset based approach allows us to maintain a high level of operating flexibility and leverage a cost structure that is highly variable in nature while the volume of our flow of freight enables us to negotiate attractive pricing with our transportation providers.

FL’s source of income is derived from domestic freight transportation services. As a transportation provider, we arrange for the shipment of our customers’ freight from point of origin to point of destination. We quote our customers a cost for the movement of their freight. Our price quotes vary upon the customer’s scheduling, and handling need. We assume the responsibility for arranging and paying for the means of transportation.

We recognize revenue as the total dollar value of services we sell to our customers. Cost of transportation consists of motor carrier charges. We are the service provider contracted by the customer to add value in the procurement and direction of these services to our customers. Our net transportation revenue (gross transportation revenue less the cost of transportation) represents our ability to more efficiently source, add value and resell services provided by primarily motor carriers, and is a measure of our performance. Our ability to measure our operating costs as it relates to net transportation revenue provides a key management tool. The ability to control net transportation revenue component costs, directly impacts operating earnings.

Our wholly owned subsidiary Optimized Transportation Software, Inc owns a software program titled, “The Optivity Suite” It is now an application accessed over the internet, eliminating the need to buy expensive hardware and software to run the Transportation Management Software applications in house, also reducing the need for extra IT personnel. All access to the application is via the internet, accessing our servers hosted in world class data centers located around the globe providing 24x7x365 availability. All data is backed up nightly in a hardened archive for easy access in case of emergency.

OTSI is driving to become the complete Supply Chain Management provider as well as the leader in Supply Chain Execution in the industry for the small to medium sized manufacturers, retailers, and distributors. The Company intends to become our customer’s trusted partner for all their supply chain management needs from sourcing, intermodal, warehousing and sub-assembly, local and long distance delivery, freight tracking, and all back office operations. OTSI will be the one stop shop in managing all of our customer supply chain needs. Our support staff is here to ensure that our customer’s inventory and / or products make it to its destination on time and under budget.

The technology has been available for over thirty years, and we are committed to continue keeping the Optivity Suite leading the way in Supply Chain Execution for many years to come. OTSI’s website is www.otmionline.com

Competition

The logistics business is directly impacted by the volume of domestic and international trade. The volume of such trade is influenced by many factors, including economic and political conditions in the United States and abroad, major work stoppages, exchange controls, currency fluctuations, acts of war, terrorism and other armed conflicts, United States and international laws relating to tariffs, trade restrictions, foreign investments and taxation.

The global logistics services and transportation industries are intensively competitive and are expected to remain so for the foreseeable future. We will compete against other integrated logistics companies, as well as transportation services companies, consultants, information technology vendors and shippers' transportation departments. This competition is based primarily on rates, quality of service (such as damage-free shipments, on-time delivery and consistent transit times), reliable pickup and delivery and scope of operations. Most of our competitors will have substantially greater financial resources than we do.

Sales and Marketing

We principally market our services through the senior management teams in place at each of our exclusive independent agent offices located across North America. Each office is staffed with operational employees to provide support for the sales team, develop frequent contact with the customer’s traffic department, and maintain customer service. Our current business is represented by agent operations that rely on us for operating authority, sales and marketing support, access to working capital. Through the agency relationship, the agent has the ability to focus on the operational and sales support aspects of the business without diverting costs or expertise to the structural aspect of its operations and provides the agent with the regional, national and global brand recognition that they would not otherwise be able to achieve by serving their local markets.

Although we have long-term relationships with the agents, our agency agreements are generally terminable by either party subject to requisite notice provisions that generally are thirty days. We have no customers that account for more than 10% of our revenues.

Intellectual Property and Other Proprietary Rights

The success of OTSI is based significantly on our proprietary technology. Through a combination of patent, copyright, trademark and trade secret laws, license agreements, non-disclosure agreements and other contractual provisions, our proprietary products and technology are establish, maintained and protected. Some registered forms of protection, such as patents, copyright and trademark registrations, have a limited period of protection determined by the applicable law governing the registration. Other contractual forms of protection, such as license and non-disclosure agreements, have a limited contractual period of protection. The source codes for our applications are protected both as trade secrets and as unregistered copyrighted works with indefinite periods of protection. We are in the process of applying for registration of certain trademarks and service marks with limited periods of protection, and will continue to evaluate the registration of additional trademarks and service marks as appropriate.

We also utilize certain other software technologies, such as routing and mileage data, fuel and state tax data, mobile communications data, and business intelligence applications that are licensed from third parties, usually on a non-exclusive basis, including software that is integrated with internally developed software and used in our products to perform key functions. These third party licenses commonly require the payment of royalties based on sales of the product in which the technology is used.

Our Software as a Service (SaaS) customers may use electronic logistics information generated by the customer, or by third parties on behalf of the customer, in connection with the customer’s use of the software deployment. Our customers are responsible for procuring and paying for the generation of such electronic information and the right to use such electronic logistics information in connection with our internet bases services.

Government Regulation

There are numerous transportation related regulations. Failure to comply with the applicable regulations or to maintain required permits or licenses could result in substantial fines or revocation of operating permits or authorities. We cannot give assurance as to the degree or cost of future regulations on our business. Some of the regulations affecting our current and prospective operations are described below.

Surface freight forwarding operations are subject to various federal statutes and are regulated by the Surface Transportation Board. This federal agency has broad investigatory and regulatory powers, including the power to issue a certificate of authority or license to engage in the business, to approve specified mergers, consolidations and acquisitions, and to regulate the delivery of some types of domestic shipments and operations within particular geographic areas.

The Surface Transportation Board and U.S. Department of Transportation also have the authority to regulate interstate motor carrier operations, including the regulation of certain rates, charges and accounting systems, to require periodic financial reporting, and to regulate insurance, driver qualifications, operation of motor vehicles, parts and accessories for motor vehicle equipment, hours of service of drivers, inspection, repair, maintenance standards and other safety related matters. The federal laws governing interstate motor carriers have both direct and indirect application to the Company. The breadth and scope of the federal regulations may affect our operations and the motor carriers which are used in the provisioning of the transportation services. In certain locations, state or local permits or registrations may also be required to provide or obtain intrastate motor carrier services.

In the United States, we are subject to federal, state and local provisions relating to the discharge of materials into the environment or otherwise for the protection of the environment. Similar laws apply in many foreign jurisdictions in which we may operate in the future. Although current operations have not been significantly affected by compliance with these environmental laws, governments are becoming increasingly sensitive to environmental issues, and we cannot predict what impact future environmental regulations may have on our business. We do not anticipate making any material capital expenditures for environmental control purposes.

Employees

As of June 30, 2009 we had no employees.

Reports to Security Holders

We are subject to the reporting requirements of the Exchange Act and the rules and regulations promulgated there under, and, accordingly file reports, information statements or other information with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, annual reports on Form 10-K, reports of current events on Form 8-K, and proxy or information statements with respect to shareholder meetings. The public may read and copy any materials we file with the Securities and Exchange Commission at its Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Securities and Exchange Commission at http://www.sec.gov.

Risk Factors

AN INVESTMENT IN OUR COMMON STOCK IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN EVALUATING OUR BUSINESS BEFORE PURCHASING ANY OF OUR SHARES OF COMMON STOCK. NO PURCHASE OF OUR COMMON STOCK SHOULD BE MADE BY ANY PERSON WHO IS NOT IN A POSITION TO LOSE THE ENTIRE AMOUNT OF HIS INVESTMENT. THE ORDER OF THE FOLLOWING RISK FACTORS IS PRESENTED ARBITRARILY. YOU SHOULD NOT CONCLUDE THE SIGNIFICANCE OF A RISK FACTOR BECAUSE OF THE ORDER OF PRESENTATION. OUR BUSINESS AND OPERATIONS COULD BE SERIOUSLY HARMED AS A RESULT OF THESE RISKS.

RISKS PARTICULAR TO OUR BUSINESS

We are implementing a new business plan.

We have recently adopted a new business model involving the creation and development of non-asset based supply chain logistics services. We have only recently completed our platform acquisition under our new business model. As a result, we have a very limited operating history under our current business model. Even though we are being managed by senior executives with significant experience in the industry, our limited operating history makes it difficult to predict trends that may affect our business and the longer-term success of our business model.

Our present levels of capital may limit the implementation of our business strategy.

The objective of our business strategy is to build a global supply chain logistics services organization. Critical to this strategy is an aggressive acquisition program which will require the acquisition of a number of diverse companies within the supply chain logistics industry covering a variety of geographic regions and specialized service offerings. As a result of our recently completed acquisitions of Federal Logistics and Optimized Transportation Software, Inc., we have a limited amount of cash resources and our ability to make additional acquisitions without securing additional financing from outside sources will be limited. This may limit or slow our ability to achieve the critical mass we need to achieve our strategic objectives.

Risks related to acquisition financing.

In order to pursue our acquisition strategy in the longer term, we will require additional financing. We intend to obtain such financing through a combination of traditional debt financing or the placement of debt and equity securities. We may finance some portion of our future acquisitions by either issuing equity or by using shares of our common stock for all or a substantial portion of the purchase price for such businesses. In the event that our common stock does not attain or maintain a sufficient market value, or potential acquisition candidates are otherwise unwilling to accept common stock as part of the purchase price for the sale of their businesses, we may be required to utilize more of our cash resources, if available, in order to maintain our acquisition program. If we do not have sufficient cash resources, we will not be able to complete acquisitions and our growth could be limited unless we are able to obtain additional capital through debt or equity financings.

Risks related to the future financing of acquisitions.

We expect to structure our acquisitions with certain amounts paid at closing, and the balance paid over a number of years in the form of earn-out installments which would be payable based upon the future earnings of the acquired businesses payable in cash, Company stock or some combination thereof. As we execute our acquisition strategy, we expect that we will be required to make significant payments in the future if the earn-out installments under prospective acquisitions become due. While we believe that a portion of any required cash payments will be generated by the acquired businesses, we may have to secure additional sources of capital to fund the remainder of any cash-based earn-out payments as they become due. This presents us with certain business risks relative to the availability of capacity under our existing credit facility, the availability and pricing of future fund raising, as well as the potential dilution to our stockholders to the extent the earn-outs are satisfied directly or indirectly from the sale of equity.

Due to our acquisition strategy, our earnings will be adversely affected by non-cash charges relating to the amortization of intangibles which may cause our stock price to decline.

Under applicable accounting standards, purchasers are required to allocate the total consideration paid in a business combination to the identified acquired assets and liabilities based on their fair values at the time of acquisition. The excess of the consideration paid to acquire a business over the fair value of the identifiable tangible assets acquired must be allocated among identifiable intangible assets and goodwill. The amount allocated to goodwill is not subject to amortization. However, it is tested at least annually for impairment. The amount allocated to identifiable intangibles, such as customer relationships and the like, is amortized over the life of these intangible assets. We expect that this will subject us to periodic charges against our earnings to the extent of the amortization incurred for that period. Because our business strategy focuses on growth through acquisitions, our future earnings will be subject to greater non-cash amortization charges than a company whose earnings are derived organically. As a result, we will experience an increase in non-cash charges related to the amortization of intangible assets acquired in our acquisitions. This will create the appearance, based on our financial statements that our intangible assets are diminishing in value, when in fact they may be increasing because we are growing the value of our intangible assets (e.g. customer relationships). Because of this discrepancy, we believe our earnings before interest, taxes, depreciation and amortization, otherwise known as “EBITDA”, a non GAAP measure of financial performance, provides a meaningful measure of our financial performance. However, the investment community generally measures a public company’s performance by its net income. Thus, while we believe EBITDA provides a meaningful measure of our financial performance, should the investment community elect to place more emphasis on our net income; the future price of our common stock could be adversely affected.

We are not obligated to follow any particular criteria or standards for identifying acquisition candidates.

Even though we have developed general acquisition guidelines, we are not obligated to follow any particular operating, financial, geographic or other criteria in evaluating candidates for potential acquisitions or business combinations. We will target companies which we believe will provide the best potential long-term financial return for our stockholders and we will determine the purchase price and other terms and conditions of acquisitions. Our stockholders will not have the opportunity to evaluate the relevant economic, financial and other information that our management team will use and consider in deciding whether or not to enter into a particular transaction.

We may be required to incur a significant amount of indebtedness in order to successfully implement our acquisition strategy.

We may be required to incur a significant amount of indebtedness in order to complete future acquisitions. If we are not able to generate sufficient cash flow from the operations of acquired companies to make scheduled payments of principal and interest on the indebtedness, then we will be required to use our capital for such payments. This will restrict our ability to make additional acquisitions. We may also be forced to sell an acquired company in order to satisfy indebtedness. We cannot be certain that we will be able to operate profitably once we incur this indebtedness or that we will be able to generate a sufficient amount of proceeds from the ultimate disposition of such acquired companies to repay the indebtedness incurred to make these acquisitions.

Risks related to our acquisition strategy.

We intend to continue to build our business through a combination of organic growth, and to a greater extent, through additional acquisitions. Growth by acquisitions involve a number of risks, including possible adverse effects on our operating results, diversion of management resources, failure to retain key personnel, and risks associated with unanticipated liabilities, some or all of which could have a material adverse effect on our business, financial condition and results of operations.

Dependence on key personnel.

For the foreseeable future our success will depend largely on the continued services of our Chief Executive Officer, Kevin P. Brennan, as well as certain of the other key executives of Federal Logistics, Inc. and Optimized Transportation Software, Inc., because of their collective industry knowledge, marketing skills and relationships with major vendors and customers. We are securing employment arrangements with each of these individuals, which will contain non-competition covenants which survive their actual term of employment. Nevertheless, should any of these individuals leave the Company; it could have a material adverse effect on our future results of operations.

We may experience difficulties in integrating the operations, personnel and assets of companies that we acquire which may disrupt our business, dilute stockholder value and adversely affect our operating results.

A core component of our business plan is to acquire businesses and assets in the transportation and logistics industry, and in the supply chain software industry. We have only made two such acquisitions and, therefore, our ability to complete such acquisitions and integrate any acquired businesses into our Company is somewhat unproven. Increased competition for acquisition candidates may develop, in which event there may be fewer acquisition opportunities available to us as well as higher acquisition prices. There can be no assurance that we will be able to identify, acquire or profitably manage businesses or successfully integrate acquired businesses into the Company without substantial costs, delays or other operational or financial problems. Such acquisitions also involve numerous operational risks, including:

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difficulties in integrating operations, technologies, services and personnel;

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the diversion of financial and management resources from existing operations;

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the risk of entering new markets;

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the potential loss of key employees; and

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the inability to generate sufficient revenue to offset acquisition or investment costs.

As a result, if we fail to properly evaluate and execute any acquisitions or investments, our business and prospects may be seriously harmed.

We face intense competition in our industry.

The supply chain software, warehousing, freight forwarding, logistics and supply chain management industry is intensely competitive and is expected to remain so for the foreseeable future. We face competition from a number of companies, including many that have significantly greater financial, technical and marketing resources. There are a large number of companies competing in one or more segments of the industry, although the number of firms with a global network that offer a full complement of freight forwarding and supply chain management services is more limited. Depending on the location of the customer and the scope of services requested, we must compete against both the niche players and larger entities. In addition, customers increasingly are turning to competitive bidding situations involving bids from a number of competitors, including competitors that are larger than us.

Our industry is consolidating and if we cannot gain sufficient market presence in our industry, we may not be able to compete successfully against larger, global companies in our industry.

There currently is a marked trend within our industry toward consolidation of the niche players into larger companies which are attempting to increase global operations through the acquisition of regional and local freight forwarders. If we cannot gain sufficient market presence or otherwise establish a successful strategy in our industry, we may not be able to compete successfully against larger companies in our industry with global operations.

RISKS RELATED TO OUR COMMON STOCK

Trading in our common stock has been limited and there is no significant trading market for our common stock.

Our common stock is currently quoted on the OTC Bulletin Board; however, trading to date has been limited. Trading on the OTC Bulletin Board is often characterized by low trading volume and significant price fluctuations. Because of this limited liquidity, stockholders may be unable to sell their shares. The trading price of our shares may from time to time fluctuate widely. The trading price may be affected by a number of factors including events described in the risk factors set forth above, as well as our operating results, financial condition, announcements, general conditions in the industry, and other events or factors. In recent years, broad stock market indices, in general, and smaller capitalization companies, in particular, have experienced substantial price fluctuations. In a volatile market, we may experience wide fluctuations in the market price of our common stock. These fluctuations may have a negative effect on the market price of our common stock.

Our acquisition strategy my result in additional dilution to our existing stockholders.

We will require additional financing to fund our acquisition strategy. At some point this may entail the issuance of additional shares of common stock or common stock equivalents, which would have the effect of further increasing the number of shares outstanding In connection with future acquisitions, we may undertake the issuance of more shares of common stock without notice to our then existing stockholders. We may also issue additional shares in order to, among other things, compensate employees or consultants or for other valid business reasons in the discretion of our Board of Directors, and could result in diluting the interests of our existing stockholders.

We may issue shares of preferred stock with greater rights than our common stock.

Although we have no current plans or agreements to issue any additional preferred stock, our certificate of incorporation authorizes our board of directors to issue shares of preferred stock and to determine the price and other terms for those shares without the approval of our shareholders. Any such preferred stock we may issue in the future could rank ahead of our common stock, in terms of dividends, liquidation rights, and voting rights.

As we do not anticipate paying dividends, investors in our shares will not receive any dividend income.

We have not paid any cash dividends on our common stock since our inception and we do not anticipate paying cash dividends in the foreseeable future. Any dividends that we may pay in the future will be at the discretion of our Board of Directors and will depend on our future earnings, any applicable regulatory considerations, covenants of our debt facility, our financial requirements and other similarly unpredictable factors. For the foreseeable future, we anticipate that we will retain any earnings which we may generate from our operations to finance and develop our growth and that we will not pay cash dividends to our stockholders. Accordingly, investors seeking dividend income should not purchase our stock.

We are not subject to certain of the corporate governance provisions of the Sarbanes-Oxley Act of 2002

Since our common stock is not listed for trading on a national securities exchange, we are not subject to certain of the corporate governance requirements established by the national securities exchanges pursuant to the Sarbanes-Oxley Act of 2002. These include rules relating to independent directors, and independent director nomination, audit and compensation committees. Unless we voluntarily elect to comply with those obligations, investors in our shares will not have the protections offered by those corporate governance provisions. As of the date of this filing, we have not elected to comply with any regulations that do not apply to us. While we may make an application to have our securities listed for trading on a national securities exchange, which would require us to comply with those obligations, we cannot assure that we will do so or that such application will be approved.

FINANCIAL INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Company Overview

The Registrant was incorporated in the state of Delaware as UNITED RESTAURANT MANAGEMENT, Inc. on August 10, 2005. On June 30, 2009, pursuant to the terms of the Exchange Agreement discussed in Item 2.01 above, the Registrant acquired World Logistics, and its wholly-owned subsidiary, FL & OTSI This transaction was accounted for as a “reverse merger” with World Logistics deemed to be the accounting acquirer and the Registrant as the legal acquirer. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of World Logistics’ and its operating subsidiary, FL & OTSI and will be recorded at the historical cost basis of World Logistics and its subsidiary FL & OTSI. After the completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of both FL & OTSI, as well as the historical operations of FL & OTSI.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Management makes these estimates using the best information available at the time the estimates are made; however actual results when ultimately realized could differ from those estimates.

Revenue Recognition

The Company recognizes revenue on a gross basis, in accordance with Emerging Issues Task Force ("EITF") 91-9, "Reporting Revenue Gross versus Net," as a result of the following: The Company is the primary obligor responsible for providing the service desired by the customer and is responsible for fulfillment, including the acceptability of the service(s) ordered or purchased by the customer. At the Company’s sole discretion, it sets the prices charged to its customers, and is not required to obtain approval or consent from any other party in establishing its prices. The Company has multiple suppliers for the services it sells to its customers, and has the absolute and complete discretion and right to select the supplier that will provide the product(s) or service(s) ordered by a customer, including changing the supplier on a shipment-by-shipment basis. In most cases, the Company determines the nature, type, characteristics, and specifications of the service(s) ordered by the customer. The Company also assumes credit risk for the amount billed to the customer.

As a non-asset based carrier, the Company does not own transportation assets. The Company generates the major portion of its freight revenues by purchasing transportation services from direct (asset-based) carriers and reselling those services to its customers. In accordance with EITF 91-9, revenue from freight forwarding and export services is recognized at the time the freight is tendered to the direct carrier at origin, and direct expenses associated with the cost of transportation are accrued concurrently. At the time when revenue is recognized on a transportation shipment, the Company records costs related to that shipment based on the estimate of total purchased transportation costs. The estimates are based upon anticipated margins, contractual arrangements with direct carriers and other known factors. The estimates are routinely monitored and compared to actual invoiced costs. The estimates are adjusted as deemed necessary by the Company to reflect differences between the original accruals and actual costs of purchased transportation

Cash and Cash Equivalents

FL & OTSI consider all highly liquid investments purchased with original maturities of three months period or less to be cash equivalents. FL & OTSI currently have not yet purchased such kinds of investments. FL & OTSI maintain their cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157 “Fair Value Measurements” which relate to the definition of fair value, the methods used to estimate fair value, and the requirement of expanded disclosures about estimates of fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of SFAS No. 157 is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

In February 2007 the Financial Accounting Standards Board ("FASB") issued SFAS 159 “The Fair Value Option for Financial Assets and Financial Liabilities.” The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company does not believe that SFAS 159 will have a material impact on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141R, Business Combinations, which replaces SFAS No. 141. The statement retains the purchase method of accounting for acquisitions, but requires a number of changes, including changes in the way assets and liabilities are recognized in the purchase accounting. It also changes the recognition of assets acquired and liabilities assumed arising from contingencies, requires the capitalization of in-process research and development at fair value, and requires the expensing of acquisition-related costs as incurred. SFAS No. 141R is effective beginning July 1, 2009 and will apply prospectively to business combinations completed on or after that date.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51, which changes the accounting and reporting for minority interests. Minority interests will be recharacterized as noncontrolling interests and will be reported as a component of equity separate from the parent’s equity, and purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. In addition, net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement and, upon a loss of control, the interest sold, as well as any interest retained, will be recorded at fair value with any gain or loss recognized in earnings. SFAS No. 160 is effective for the Company beginning July 1, 2009 and will apply prospectively, except for the presentation and disclosure requirements, which will apply retrospectively. The Company does not believe that SFAS 160 will have a material impact on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, which requires additional disclosures about the objectives of the derivative instruments and hedging activities, the method of accounting for such instruments under SFAS No. 133 and its related interpretations, and a tabular disclosure of the effects of such instruments and related hedged items on the Company’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for the Company beginning January 1, 2009. The Company does not believe that SFAS 161 will have a material impact on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States. The Company does not expect that this Statement will resulting in a change in any of its current accounting practices.

Liquidity and Capital Resources

As of March 31, 2009, the Registrants’ balance sheet reflected total current assets and total assets of $9 in the form of cash and cash equivalents, and total current liabilities and total liabilities of $34,035. During the three months ended March 31, 2009, The Registrant experienced a net loss in the amount of $16,561 the net loss was primarily attributable to general and administrative expenses experienced by the Registrant in the organization of its business operations.

Off Balance Sheet Arrangements

As of June 30, 2009 neither FL nor OTSI had any off balance sheet arrangements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 30, 2009, the ownership of each executive officer and director of the Registrant, and of all executive officers and directors of the Registrant as a group, and of each person known by the Registrant to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Preferred	Kevin P. Brennan (1) 707 Grant Street Suite 2307 Pittsburgh, Pennsylvania 15219	700,000 Series A 500,000 Series B	100% 100%
Common	Larry M Berry(1) Kevin Brennan(2) 707 Grant Street Suite 2307 Pittsburgh, Pennsylvania 15219	5,500,000	67%

The person listed is currently an officer, and a director, of the Company.

(1)

Each share of Preferred Stock is entitled to ten (10) votes per share. This equates to 12,000,000 votes on a matter voted on by common shareholders. Accordingly, Mr. Brennan, through the Preferred Shares, controls sixty percent (60%) of the voting rights of our outstanding equity securities solely through the Preferred Shares. This is in addition to his ability to direct the votes and investment power of World Logistics, which was issued 5,500,000 shares of our common stock in the Share Exchange.

(2)

Mr. Berry and Mr. Brennan are the only officers and directors of World Logistics, and accordingly are deemed the beneficial owners of 5,500,000 of our common shares issued to World Logistics in the Share Exchange because they control the voting and investment powers over such shares. Mr. Berry’s and Mr. Brennan’s direct pecuniary interests in World Logistics are 5% and 83%, respectively. Mr. Brennan and Mr. Berry disclaim beneficial ownership of our common shares other than through their direct pecuniary percentage ownership interests in World Logistics as described above.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The respective positions and ages of the directors and executive officers of the Registrant and its subsidiaries, World Logistics and FL & OTSI, as of June 30, 2009 are shown in the following tables. Each director of the Registrant has been elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified. Vacancies in the existing Board of Directors of the Registrant are filled by majority vote of the remaining Directors. There are no agreements or understandings for any officer or director to resign at the request of another person, and no officer or director is acting on behalf of or will act at the direction of any other person.

UNITED RESTAURANT MANAGEMENT, Inc.

Name	Age	Position Held and Tenure
Kevin P. Brennan	57	Director, Chief Executive Officer, and Chief Financial Officer since June 30, 2009
Larry M. Berry	64	Director, Chief Operating Officer since June 30, 2009

Biographical Information

Mr. Kevin P. Brennan: Mr. Brennan was co-founder and Chief Financial Officer of a truckload carrier that grew to $60 million in revenue in four years, while achieving profitability from inception. He hired and directed a staff that developed the proprietary automated information systems that enabled the company to control and monitor over 100 divisions, which included both asset and non-asset, based trucking companies.

Mr. Brennan also provided consulting services in the truckload transport industry, assisting companies in the acquisition of truckload carriers. He provided expertise in negotiating and valuing the transactions, conducting the necessary due diligence, and assisting in arranging financing for the transactions. He was in several successfully completed transactions throughout the Eastern United States.

Mr. Brennan has over 10 years of public accounting experience, including auditing of public companies, and is licensed in Florida as a CPA. He attended Ohio University, and graduated with high honors from Robert Morris University, Pittsburgh Pa with BSBA in accounting.

Mr. Larry M, Berry:

Mr Berry was the founder and owner of Berry Consulting Group LLC (BCG). BCG specialized in the transportation industry and assisted clients in all facets of business development including consulting on mergers and acquisitions, developing brokerage platforms, providing logistic services and sales agent development areas as well as significant operational experience.

Mr. Berry also worked as the Vice President for Business Development for Worldwide Freight, PTL, CRST Logistic, and PGT Trucking. Mr. Berry was one of the original founders of Landstar and helped to develop that company into the largest non-asset based public company.

Mr. Berry attended Austin Peay University, and Western Kentucky University majoring in Business Administration.

Family Relationships

There is no family relationship between our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our officers, directors, promoters or control persons has been involved in the past five (5) years in any of the following:

(1)

Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)

Any conviction in a criminal proceedings or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)

Being found by a court of competent jurisdiction (in a civil action), the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities laws or commodities law, and the judgment has not been reversed, suspended, or vacated.

Directorships

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Registrant’s officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Registrant with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Registrant believes that, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

Code of Ethics

The Registrant has not yet adopted a code of ethics. The Registrant intends to adopt a code of ethics in the near future.

EXECUTIVE COMPENSATION

Executive Compensation

The Registrant has not entered into any compensation agreements with any of its executive officers as of June 30, 2009.

Employment Agreements

We have no written employment agreements with our officers and director and to date have not paid any compensation to our officers and director. We have no plans or packages providing for compensation of officers after resignation or retirement.

Stock Option Plans

The Registrant has not entered into any Stock Option Plans with any of its executive officers or directors.

Director Compensation

The Registrant’s directors are not paid any salary as compensation for services they provide as directors of the Registrant. No additional amounts are payable to the Registrant's directors for committee participation or special assignments.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Director Independence

The NASDAQ Stock Market has instituted director independence guidelines that have been adopted by the Securities & Exchange Commission. These guidelines provide that a director is deemed “independent” only if the board of directors affirmatively determines that the director has no relationship with the company which, in the board’s opinion, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. Significant stock ownership will not, by itself, preclude a board finding of independence.

For NASDAQ Stock Market listed companies, the director independence rules list six types of disqualifying relationships that preclude an independence filing. The Company’s board of directors may not find independent a director who:

1.

is an employee of the company or any parent or subsidiary of the company;

2.

accepts, or who has a family member who accepts, more than $60,000 per year in payments from the company or any parent or subsidiary of the company other than (a) payments from board or committee services; (b) payments arising solely from investments in the company’s securities; (c) compensation paid to a family member who is a non-executive employee of the company’ (d) benefits under a tax qualified retirement plan or non-discretionary compensation; or (e) loans to directors and executive officers permitted under Section 13(k) of the Exchange Act;

3.

is a family member of an individual who is employed as an executive officer by the company or any parent or subsidiary of the company;

4.

is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (a) payments arising solely from investments in the company’s securities or (b) payments under non-discretionary charitable contribution matching programs;

5.

is employed, or who has a family member who is employed, as an executive officer of another company whose compensation committee includes any executive officer of the listed company; or

6.

is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit.

Based upon the foregoing criteria, our Board of Directors are not independent directors under these rules as they serve as the Registrants Chief Executive Officer and Chief Operating Officer.

LEGAL PROCEEDINGS

The Registrant is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated. No director, officer or affiliate of the Registrant and no owner of record or beneficial owner of more than 5.0% of the securities of the Registrant, or any associate of any such director, officer or security holder is a party adverse to the Registrant or has a material interest adverse to the Registrant in reference to pending litigation.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company’s Common Stock was approved for quotation on the OTC Bulletin Board on December 10, 2008. No shares are believed to have traded since the approval of the quotation. The Common Stock is also quoted on the Pink Sheets. The trading symbol for the Common Stock is “UREM.” The table below sets forth for the period indicated the quarterly high and low bid prices as reported by the Pink Sheets; no bid prices were published until fourth quarter of 2008 and trading did not commence until first quarter of 2009. These quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions.

Period	High	Low
Fiscal Year Ended December 31, 2008 – Fourth Quarter	$.10	$.10
First Quarter 2009 1/1/09 – 3/31/09	n/a	n/a
Second Quarter 2009 4/1/09 – 6/30/09	n/a	n/a

The Company’s Common Stock is considered to be penny stock under rules promulgated by the Securities and Exchange Commission. Under these rules, broker-dealers participating in transactions in these securities must first deliver a risk disclosure document which describes risks associated with these stocks, broker-dealers’ duties, customers’ rights and remedies, market and other information, and make suitability determinations approving the customers for these stock transactions based on financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing, provide monthly account statements to customers, and obtain specific written consent of each customer. With these restrictions, the likely effect of designation as a penny stock is to decrease the willingness of broker- dealers to make a market for the stock, to decrease the liquidity of the stock and increase the transaction cost of sales and purchases of these stocks compared to other securities.

DESCRIPTION OF SECURITIES

The Registrant is authorized to issue 100,000,000 shares of common stock and 10,000,000 shares of Preferred Stock. Prior to the closing of the Share Exchange on June 30, 2009, there were 6,165,073 shares of common stock issued and outstanding and no shares of Preferred Stock outstanding. Subsequent to the closing of the Share Exchange on June 30, 2009, there were 8,000,000 shares of common stock issued and outstanding, 700,000 Series A Preferred Shares and 500,000 Series B Preferred Shares.

Common Stock

The holders of common stock are entitled to one vote per share. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds. However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all assets that are legally available for distribution. The holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the board of directors and issued in the future.

Preferred Stock

As more fully described under Item 2.01 – “the Share Exchange”, we issued 700,000 shares of Series A and 500,000 shares of Series B Preferred Stock to Kevin B. Brennan, who is now our Chief Executive Officer. We issued the Preferred Shares to Mr. Brennan in consideration of $125,000 of which $20,000 was paid in cash and $100,000 as evidenced by a non-recourse promissory note, secured by the Preferred Shares. We satisfied certain accounts payable and liability obligations through the assignment of this Promissory Note to our creditors. The promissory note matures on December 31, 2009. If Mr. Brennan defaults on the payment of this promissory note, then the creditors who took an assignment of this promissory note will be in a position to control our affairs through a pledge of the underlying shares of Series A and Series B Preferred Stock.

We issued 700,000 shares of Series A Preferred Stock to Mr. Brennan , subject to the promissory note and pledges described above. The Series A Preferred Stock has no preferences as to dividends or liquidation rights. Each share of Series A Preferred Stock is entitled to cast ten (10) votes. Beginning December 31, 2010, each share of Series A Preferred Stock may, at the option of the holder, be converted into ten (10%) shares of Common Stock, subject to adjustment for stock splits, reverse splits, stock dividends and similar matters.

We also issued 500,000 shares of our Series B Preferred Stock to Mr. Brennan, subject to the pledge of such shares pursuant to the promissory note as described above. The Series B Preferred Stock has no preferences as to dividends or liquidation rights. Each share of Series B Preferred Stock is entitled to ten (10) votes. The Series B Preferred Stock has no conversion rights into Common Stock. The number of shares of Series B Preferred Stock is subject to adjustment for stock splits, reverse stock splits, stock dividends or similar events.

The issuance of the Series A and Series B Preferred Stock to Mr. Brennan is considered an anti-takeover transaction due to the super voting rights granted to the holder Preferred Stock. Accordingly, Mr. Brennan is in a position to control our affairs, including the election of directors or the acceptance or rejection of an acquisition, divestiture or merger.

Registration Rights

In connection with the Agreement, we granted to the holders of any of our restricted shares immediately prior to the Agreement and to any transferees of such shares certain registration rights pursuant to a registration rights agreement, a copy of which is attached as an exhibit to this Form 8-K, the terms of which are incorporated herein by reference (the “Registration Rights Agreement”).

The Registration Rights Agreement grants demand registration rights until June 30, 2010 if we do not remain current on our obligations to file periodic reports under Section 13 of the Exchange Act. The holders of 50% or more of the registrable shares shall have the right to exercise this demand registration right.

We have also granted the holders of the registrable securities piggyback registration rights if we register any of our securities other than on a Form S-4, S-8, or any successor or similar form. The piggyback registration rights expire on the first to occur of (i) the date on which the holders of such shares will be able to sell its registrable shares under Rule 144, or (ii) when no registrable shares are outstanding.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

We have had no changes in or disagreements with our accountants required to be disclosed pursuant to Item 304 of Regulation S-K.

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the disclosures set forth under Item 2.01 of this current report on Form 8-K, which disclosure is incorporated herein by reference. Specifically, please refer to the subsection “The Share Exchange”.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the terms of the Agreement, in conjunction with the closing of the Share Exchange on June 30, 2009, Steven L. White resigned as the director, Chief Executive Officer and Chief Financial Officer of the Registrant and Kevin P. Brennan, was appointed as a director, Chief Executive Officer and Chief Financial Officer and Mr. Larry M. Berry was appointed as a director, and Chief Operating Officer of the Registrant. Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

See Item 2.01 above relating to the share exchange with World Logistics. As a result of the share exchange, the Registrant ceased to be a shell company.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the acquisition of FL and OTSI as described in Item 2.01. As a result of the acquisition, the Registrant has acquired a subsidiary that possesses an operating business. Consequently, the Registrant believes that the acquisition has caused it to cease to be a shell company. For information about the transactions, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K, which information is incorporated hereunder by this reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), Federal Logistics Inc. audited financial statements for the period from February 28, 2008 (date of inception) to June 30, 2008 and Optimized Transportation Software, Inc audited financial statements for the period from October 30, 2007 (date of inception) to June 30, 2008 are filed in this Current Report on Form 8-K as Exhibits 99.6

In accordance with Item 9.01(a) (1), Federal Logistics Inc. unaudited financial statements for the nine months ended March 31, 2009 and Optimized Transportation Software, Inc unaudited financial statements for the nine months ended March 31, 2009 are filed in this Current Report on Form 8-K as Exhibit 99.7

(b)

Pro Forma Financial Information.

In accordance with Item 9.01(b), the Registrant’s pro forma financial statements as of March 31, 2009 are filed in this Current Report on Form 8-K as Exhibits 99.8.

(c)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No. Description
99.1	Agreement between United Restaurant Management, Inc. and World Logistic Services, Inc.
99.2	Certificate of Designation – Series A Preferred Stock.
99.3	Certificate of Designation – Series B Preferred Stock.
99.4	Registration Rights Agreement
99.5	$100,000 Secured Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

UNITED RESTAURANT MANAGEMENT, Inc. (Registrant)

Date: September 8, 2009	/s/ Kevin Brennan
Chief Executive Officer